UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 3, 2010
BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

5300 California Avenue, Irvine, California		92617
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 949.926.5000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.1
EX-99.2
Item 2.02 Results of Operations and Financial Condition.
The information in Item 2.02 of this Current Report, including the exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filing.
On February 3, 2010 Broadcom Corporation (the “Company”) issued a press release announcing unaudited financial results for the fourth quarter and year ended December 31, 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
Item 8.01 Other Events.
On January 27, 2010 the Board of Directors of Broadcom Corporation adopted a dividend policy pursuant to which the Company intends to pay quarterly cash dividends on its common stock and declared the first quarterly cash dividend of $0.08 per share payable to holders of the Company’s common stock. The dividend will be paid March 8, 2010 to holders of the Company’s Class A and Class B common stock of record at the close of business February 19, 2010. The dividend so declared will be paid from U.S. domestic sources other than the Company’s retained earnings and will be treated for accounting purposes as a reduction of shareholders’ equity.
The cash dividend policy and the payment of future cash dividends under that policy are subject to the Board’s continuing determination that the dividend policy and the declaration of dividends thereunder are in the best interests of Broadcom’s shareholders and are in compliance with all laws and agreements of Broadcom applicable to the declaration and payment of cash dividends.
On February 3, 2010 Broadcom issued a related press release announcing its dividend and dividend program. The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release dated February 3, 2010 of the Registrant.
99.2 Press release dated February 3, 2010 of the Registrant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation
February 3, 2010	By:	/s/ Eric K. Brandt
Eric K. Brandt
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated February 3, 2010 of the Registrant.
99.2	Press Release dated February 3, 2010 of the Registrant.